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                  AMENDMENT TO CONTRACT DATED JANUARY 19, 1995
                   BETWEEN ROCKY MOUNT UNDERGARMENT CO., INC.
                                AND PAUL SUTTON


                 WHEREAS Paragraph 7(d) of the aforesaid agreement refers to "additional financing" and "new financing"; and

                 WHEREAS the parties wish to avoid any confusion over those terms, it is

                 AGREED that for the purpose of clarifying the provisions of said paragraph 7(d), "additional financing" and "new financing" shall be defined as any increase in the existing credit line of Rosenthal & Rosenthal over the current level of $500,000.00 and, in addition, shall also include any other financing or investment monies or loans made available to Rocky Mount whether by Pual Sutton, LMA, Ltd. or any other affiliated or unaffiliated party or parties.

                 Should the $500,000.00 line of Rosenthal & Rosenthal be replaced in whole or in part by a new credit line, any amount over $500,000.00 of the replacement line shall be deened "new" or "additional" financing.

       Dated: 2/10/95
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                                          ROCKY MOUNT UNDERGARMENT CO., INC.

                                       By:
                                          -----------------------------------

                                          LMA LTD.

                                       By:
                                          -----------------------------------

                                          /s/ PAUL SUTTON
                                          -----------------------------------
                                          PAUL SUTTON